Exhibit 10.6

                              UNITY HOLDINGS, INC.

                        1,000,000 Shares of Common Stock
                            (Par Value .01 Per Share)

                                Agency Agreement

                                                                February 5, 1998

ATTKISSON, CARTER & AKERS
3060 Peachtree Road, NW
Suite 1475
Atlanta, Georgia 30305

Dear Sirs:

Unity Holdings, Inc., a Georgia corporation (the "Company"), hereby confirms its agreement with ATTKISSON CARTER & AKERS (the "Agent"), as follows:

1. General. The Company proposes to offer, through the Agent on a "best efforts basis", up to 1,000,000 shares (the "Maximum Offering") of the common stock, $.01 par value, of the Company (the "Shares") at a price of $10 per Share in an offering to the public (the "Offering").

         The Company has filed a Registration Statement on Form SB-2 (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") pursuant to which the Company will register the Shares for sale to the public.

         On terms and conditions specified in this Agency Agreement (the "Agreement"), the Agent, for the compensation specified below, will provide the services specified in this Agreement to assist the Company in the Offering.

2.       The Offering.

         2.1 Services to be Rendered. Subject to the terms and conditions hereof and upon the basis of the representations, warranties and agreements herein set forth, the Company hereby appoints the Agent as its agent to sell the Shares on a best efforts basis. The Agent hereby accepts such appointment and agrees to use its best efforts to find purchasers for the Shares. The Company and the Agent agree that the Shares shall be offered to the investing public in Georgia and any other state or states where the Company deems it appropriate to offer the Shares, all in compliance with the Securities Act of 1933 (the "Securities Act"), the Securities Exchange Act of 1934 (the "Exchange Act"), and the securities or "blue sky" laws of any applicable jurisdiction.

         2.2 Exclusive Engagement. The Company shall not engage any other person other than the Agent to solicit offers or sales of Shares during the Offering Period (as such term is herein defined). However the Company may in its sole discretion terminate this Agreement after 90 days from the date hereof.

         2.3 Compensation. The Company agrees to pay to the Agent for the Agent's services in connection with the Offering a commission on all Shares sold in the Offering (but not including Shares purchased by the organizing directors of the Company named in the Registration Statement) as follows: (a) in the event that the Agent sells 740,000 Shares (the "Minimum Offering") on or before the date which is 90 days from and after the Effective Date (herein defined), the sum of $.50 per Share, or (b) in the event that the Minimum Offering is not achieved within such 90 day period, the sum of $.40 per share. The commission to be paid by the Company on the first 800,000 shares sold by the Sales

                  Agent shall not exceed $300,000 in any event. If the Company elects to continue the Offering beyond such 800,000 shares the Company shall pay a commission on all Shares sold in the continued Offering of $.50 per Share. At any time after the Minimum Offering has been achieved, and upon the Company's written approval, the Agent may engage other agents to sell the Shares pursuant to an agreement acceptable to the Agent and providing for a commission payable by the Company of up to $.80 per share. Notwithstanding the foregoing, the failure of the Agent to engage an agent or agents shall not constitute a failure to perform or discharge the duties of the Agent under this Agreement.

         2.4 Affiliated Agent. The Company acknowledges and agrees that Banc Services Corporation ("BSC") is an affiliate of Agent and is currently acting as investment banker to the Company and will participate as an agent in the Offering hereunder. The Company has agreed to pay BSC for its services the sum of $20,000, payable as follows: (a) $10,000 (which has been paid), and (b) $10,000 upon completion of certain marketing materials, which shall be filed with the SEC and National Association of Securities Dealers ("NASD"). The compensation payable to BSC pursuant to subparagraphs (a) and (b) above shall be deducted from the gross commission payable to the Agent at the Initial Closing hereunder.

         2.5 Payment of Expenses. The Company will pay all expenses in connection with the Offering including, but not limited to, the Company's attorneys' fees, expenses for auditing and accounting services, advertising fees, all securities registration and NASD filing fees, postage, and document reproduction expenses, and the engraving, issuance, transfer and delivery of certificates for the Stock. The Company shall pay BSC a monthly expense allowance payable in increments of $5,000 each commencing on the Effective Date of the Offering and every 30 days thereafter, provided however, that such monthly expense allowance shall be limited to 5 months or a maximum of $25,000. At Closing, the sum of (a) the aggregate sum of the monthly expense allowance paid to the BSC to the date of Closing, minus (b) BSC's and the Agent's accountable out-of-pocket expenses, shall be deducted from the commission otherwise payable to the Agent hereunder.

         2.6 Blue Sky. The Company contemplates that the Offering will be made in those states listed in Exhibit A attached hereto. The Company shall, at its sole expense, take or cause to be taken all necessary action and shall furnish to whomever the Agent may direct such information as may be required to qualify the Shares for sale under the laws of such jurisdictions and any other jurisdictions where the Company may hereafter elect that Shares shall be offered and shall continue such qualifications in effect for as long as may be necessary for the distribution of the Shares. At the request of the Agent the Company shall cause its counsel to prepare and furnish to the Agent "Blue Sky" memoranda concerning the requirements for qualification of the Shares for sale under the law of such jurisdictions, and the Agent shall be entitled to rely on such memoranda in carrying out its obligations under this Agreement.

         2.7 Offering Period. The Shares will be offered for sale during the period (the "Offering Period") commencing with the date that the Registration Statement is declared effective by the SEC (the "Effective Date" of the Offering) until the earlier to occur of (a) the date the Minimum Offering is achieved, or
                  (b) ___ days from and after the Effective Date, or (c) the termination of the Offering by the Company. The Company may, upon written notice to the Agent, elect to extend the Offering Period, and as used herein, the term "Offering Period" shall include any such extension.

         2.8 Escrow Agreement. During the period of the Offering, the proceeds form the sale of Shares shall, upon receipt by the Agent, be promptly placed in a special account with First Tennessee Bank (the "Escrow Agent"), subject to an escrow agreement substantially in the form of the Escrow Agreement which is attached hereto as Exhibit B and incorporated herein by this reference (the "Escrow Agreement"). Each of the parties hereto agrees that this Agreement shall be automatically terminated and the entire proceeds received from subscriptions for the Shares shall be returned to the subscribers for such Shares, without interest, upon the failure of the Minimum Offering to be achieved on or before the date which is 90 days from and after the Effective Date, unless the Offering is extended by the Company.

         2.9 Delivery of and Payment for the Shares. Provided that the Escrow Agent is authorized and empowered in accordance with the terms of the Escrow Agreement to release the proceeds of the Offering from escrow as described in the Escrow Agreement, and provided further that this Agreement shall not have been terminated pursuant to the terms hereof, payment for the Shares shall be made at a closing (the "Closing") to be held at the offices of the Company's counsel (or such other place as the parties hereto may agree), as provided herein. The date of a Closing hereunder is sometimes referred to as the "Closing Date". Payment for the Shares sold on behalf of the Company by the Agent shall be made to the Company or to the order of the Company by the Escrow Agent acting upon instructions from the Company and the Agent pursuant to the terms and conditions of the Escrow Agreement, and payment shall be delivered to the Company by the Escrow Agent by one or more certified or official bank checks in next-day funds. Such payment shall be made upon delivery by the Company of the certificates for the Shares to the Agent, for the respective accounts of the several purchasers of the Shares against receipt therefor signed by the Agent. The certificates for the Shares to be delivered at any Closing will be registered in such name or names, and shall be in such denominations, as the Agent may request; provided, however, that such request shall be made no sooner than three (3) business days prior to the Closing Date. The certificates representing the Shares will be made available to the Agent for inspection, checking and packaging at the office of the Company's transfer agent and registrar (the "Transfer Agent"), not less than one (1) business day prior to the Closing Date.

         2.10     Closings.

                  (a) As soon as practicable after the Agent has determined that the Minimum Offering has been achieved, the Agent shall notify the Company in writing thereof. The Agent's notice to the Company hereunder shall set forth the number of shares of Common Stock to be delivered to the Agent by the Company against payment therefor by the Escrow Agent. The initial Closing hereunder (the "Initial Closing") shall take place at 10:00 a.m., Atlanta time on the fifth (5th) business day after the date on which the Agent notifies the Company as provided herein or on such other date and time as agreed to in writing by the parties hereto; provided, however, that the Initial Closing must occur no later than the tenth
                           (10th) business day after such notice is given by the Agent.

                  (b) By notice given in writing at each Closing hereunder, the Company may elect to continue this Agreement until such time as the maximum number of Shares as provided herein has been sold, or until August 31, 1999, whichever is earlier; provided, however, that such Shares may be sold only in compliance with the terms and conditions of this Agreement and the Registration Statement.

                  (c) Closing with respect to Shares sold pursuant to a continuation of this Agreement pursuant to Section 2.10(b) hereof will occur on such date(s) and time(s) as the parties may agree in writing from time to time.

3. Representations, Warranties and Agreements of the Company. The Company hereby represents and warrants to, and agrees with, the Agent that:

         (a) The prospectus, including any amendments or supplements thereto (the "Prospectus") when made available to prospective purchasers throughout the Offering Period, will comply in all material respects with federal statutes, regulations and policy statements applicable thereto, including, without limitation, the applicable rules, regulations and policy statements of the SEC. At all times during the Offering Period, the Prospectus will contain all information including financial statements that are required to be included therein in accordance with applicable regulations (including interpretations thereof), and policy statements of the SEC and the Prospectus will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that no representations or warranties are made to the Agent with respect to statements or omissions made in reliance upon, or in conformity with, written information furnished to the Company with respect to the Agent, by the Agent, or on its behalf expressly for use in the Prospectus.

         (b) The Company is, and at all times during the Offering Period will be, a corporation duly incorporated and organized and is, and will be, validly existing and in good standing under the laws of the State of Georgia. The Company has, and at all times during the Offering Period will have, full power and authority to own or lease all of its properties and conduct all of its business as described in the Prospectus.

         (c) The Company is, and at all times during the Offering Period will be, duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the ownership or leasing of its properties or the conduct of its business required such qualification.

         (d) The financial statements contained in the Prospectus present fairly and accurately the financial position of the Company as the respective dates thereof and the results of operations of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire periods involved.

         (e) At all times during the Offering Period except as set forth in or contemplated by the Prospectus: (i) the Company will not have incurred and will not incur any material liabilities or obligations, direct or contingent, except for liabilities or obligations entered into in the ordinary course of business, and will not have entered into and will not enter into any material transactions; and (ii) there will have been no, and there will be no, material adverse change, or any development relating to the Company which the Company has cause to believe would involve a prospective material adverse change in or affecting the business, business prospects, general affairs, management, financial position, net worth, results of operations, or properties of the Company, or the value of the assets of the Company.

         (f) Except as set forth in or contemplated by the Prospectus, to the best of its knowledge, the Company does not have and will not have during the Offering Period any material contingent liabilities or obligations.

         (g) There are no actions, suits or proceedings pending or, to the best of its knowledge, threatened against or affecting the Company or its business, business prospects, financial condition, results of operations or properties, or against or affecting any of its principal officers, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling or decision or finding would materially and adversely affect the business, business prospects, financial condition, results of operations, or properties of the Company.

         (h) At all times during the offering Period, the Company will have title to all properties and assets described in the Prospectus as being owned by the Company, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or which are not material to the business of the Company. At all times during the Offering Period, the Company will have valid, existing and enforceable leases to the properties and equipment described in the Prospectus as being leased by the Company, with such exceptions as are not material and do not materially interfere with the uses made, and proposed to be made, of such properties by the Company.

         (i) The Company has filed all federal and state income tax returns which are required to be filed by it and has paid all taxes shown on such returns and on all assessments received by it to the extent such taxes have become due. To the best of its knowledge, all taxes with respect to which the Company is obligated have been paid or adequate accruals have been established to cover any such unpaid taxes.

         (j) The Company is not, and at all times during the Offering Period will not be, in violation of its articles of incorporation or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement or other agreement or instrument to which the Company is a party or by which it or any of its properties is bound, and the Company is not, and at all times during the Offering Period will not be, in violation of any law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, of which it has knowledge. Neither the Company, nor any employee or agent thereof, has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation which payment, receipt or retention of funds is not fully disclosed in the Prospectus.

         (k) At all times during the Offering Period, there will be no document or contract of the character required to be described in the Prospectus which is not described as required, and the descriptions in the Prospectus are accurate and complete and fairly present the information required to be shown.

         (l) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Agent was or will be, when made, inaccurate, untrue or incorrect in any material respect.

         (m) The Company has full right, power and authority to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Company and will be, upon acceptance by the Agent, a valid and binding agreement of the Company enforceable in accordance with its terms. The performance of this Agreement and the consummation of the transactions contemplated herein will not result in a breach or violation of any of the terms or provision of, or constitute a default under the articles of incorporation or the bylaws of the Company, any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence or indebtedness or in any contract, indenture, mortgage, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound, or any law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, and will not result in the creation or imposition of any lien, charge claim or encumbrance upon any property or asset of the Company. No consent, approval, authorization or order of any government, governmental instrumentality or court is required in connection with the execution of this Agreement or the consummation of the transactions contemplated by this Agreement except such as may be required by the NASD or by state regulatory authorities under state securities or blue sky laws in connection with the distribution of the Shares or in connection with the Agent's services hereunder.

         (n) For purposes of the Agent's obligation to file certain documents and make certain representations to the NASD in connection with the Offering: (i) the Company has not placed any securities within the last eighteen months; (ii) there have been no material dealings within the last twelve months between the Company and any NASD member or any person related to or associated with any such member; (iii) except as contemplated by this Agreement, no financial or management consulting contracts are outstanding with any other person;
                  (iv) there has been no intermediary between the Agent and the Company in connection with the Offering and (other than BSC) no person is being compensated in any manner for providing such service.

4. Representations, Warranties and Agreements of the Agent. The Agent represents and warrants to, and agrees with the Company that:

         (a) Any and all information furnished to the Company by the Agent in writing expressly for use in the Prospectus will not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (b) The Agent is registered with the Securities and Exchange Commission as a broker-dealer and is a member in good standing with the National Association of Securities Dealers, Inc. (the "NASD"), and the Agent and all its agents and representatives have or will have required licenses and registrations to perform its obligations under this Agreement; and such registrations, membership and licenses will remain in effect during the term of this Agreement. The Agent agrees that, in performing its obligations under this Agreement, the Agent will comply with all applicable statutes and the rules and regulations of the NASD and any other federal or state governmental agency which are applicable to it. This Agreement has been duly and validly authorized, executed and delivered by the agent and is its valid and binding agreement and obligation.

         (c) All checks and funds received by the Agent with respect to the subscription price from prospective purchasers in the Offering shall be made payable to the escrow agent and transmitted directly to the escrow agent by noon of the next business day after receipt by the Agent. If the Offering is terminated prior to the end of the Offering Period by the Company, then subscription funds received after any such termination shall be promptly returned to the subscribers for the Shares, without interest.

         (d) The Agent will deliver to the Company the original copies of all subscription documents of prospective purchasers received by the Agent in the Offering, and the Agent will promptly inform the Company of any facts which come to the Agent's attention which would cause a reasonable person to believe that such subscription documents contain any material misstatement or omission.

5. Covenants of the Company. The Company further agrees with and covenants to the Agent as follows:

         (a) To comply with the "Blue Sky" and other securities laws and regulations of each state in which subscriptions are solicited in the Offering pursuant to the mutual agreement of the Agent and the Company and to assist the Agent in any necessary registration or filings that may be required of the Agent with respect to the Offering, in the states mutually agreed upon by the Agent and the Company. The Company will advise the Agent promptly of the issuance by any state regulatory authority of any stop order or other order suspending the registrations or exemptions therefrom of the Prospectus or of the institution of any proceedings for that purpose, will use its best efforts to prevent the issuance of any stop order or other such order, and should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

         (b) To furnish the Agent with such numbers of printed copies of the Prospectus, with all amendments, supplements and exhibits thereto, together with subscription materials, as the Agent may reasonable request, and similarly, to furnish the Agent and others designated by the Agent with as many copies of additional sales literature or other materials approved by the Company for use in connection with the Offering as the Agent may reasonably request.

         (c) Promptly to furnish such information and execute and file such documents as may be necessary for the Company to offer and sell the Shares in full compliance with applicable state and federal statutes, regulations and policy statements.

         (d) To advise the Agent promptly if any event known to the Company shall have occurred as a result of which the Prospectus in its then current form (including any amendments or supplements thereto) would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) To utilize or furnish no sales literature in connection with the Offering, other than the Prospectus, unless such other sales literature has been approved by the SEC and the NASD, if necessary, and furnished to the Agent at least ten (10) days prior to its first use and the Agent has failed to object to the contents of, or the proposed use of, such other sales literature.

6. Conditions of the Agent's Obligations. The Agent's obligation to effect the transactions contemplated by this Agreement shall be subject to the continuing accuracy throughout the Offering Period of the representations, warranties and agreements of the Company, the performance by the Company of all of its obligations under this Agreement, and the following further terms and conditions:

         (a) The Agent shall have received on any Closing Date hereunder the opinion of Nelson Mullins Riley & Scarborough LLP, counsel for the Company, dated as of such Closing Date. Such opinion may be given subject to the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia (the "Interpretive Standards"), and shall be substantially to the effect that:

                  (i) the Company is a corporation duly organized, validly existing and in good standing, under the laws of the State of Georgia.

                  (ii) the Shares to be sold by the Company have been duly authorized and will be, upon issuance and delivery against payment therefor in accordance with the terms of this Agreement, validly issued, fully paid and non-assessable and will not be subject to any preemptive or other rights to subscribe for or purchase Shares pursuant to the organizational documents of the Company or, to the best of such counsel's knowledge, otherwise.

                  (iii) the Company's authorized shares consist of 10,000,000 shares of common stock, $.01 par value, of which ten shares are outstanding and 10,000,000 shares of preferred stock, none of which are outstanding. The outstanding shares of the Company's stock have been duly authorized and validly issued, were not issued in violation of any statutory preemptive rights of shareholders, and are fully paid and nonassessable. Except as described in the Registration Statement, there are no options, subscriptions, warrants, calls, rights or commitments obligating the Company to issue equity securities or acquire its equity securities.

                  (iv) the amounts, terms and designations of the capital stock of the Company conform as to legal matters in all material respects to the description thereof contained in the Registration Statement under the caption "Description of Capital Stock".

                  (v) this Agreement has been duly authorized, executed and delivered by the Company and, when so executed and delivered, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company.

                  (vi) the execution and delivery by Company of this Agreement do not, and if Company were now to perform its obligation under this Agreement such performance would not, result in any: (1) violation of Company's articles or incorporation or bylaws; (2) violation of any existing federal or state constitution, statute, regulation, rule, order, or law to which Company or its assets are subject; (3) breach of or default under any Material Agreements; (4) creation or imposition of a contractual lien or security interest in, on or against its assets under any Material Agreements; or (5) violation of any judicial or administrative decree, writ, judgment or order to which, to our knowledge, Company or its assets are subject.

                  (vii) to the knowledge of such counsel, the Company has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations, all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Registration Statement, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company.

                  (viii) to the knowledge of such counsel, no authorization, consent, approval of or qualification with any federal or state governmental authority is required for the execution, delivery or performance by the Company of this Agreement, except such as have been previously made or obtained, in connection with the distribution of the Shares by the Agent, and except those which, if not made or obtained, will not, individually or in the aggregate, have a material adverse effect on the Company.

                  (ix) nothing has come to the attention of such counsel to cause such counsel to believe that (except for financial statements, projections, schedules and other financial and statistical information included or incorporated by reference in the Registration Statement as to which such counsel need not express any opinion) the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Registration Statement as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (x) to such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which the Company is a party or to which any of the properties of the Company is subject that are not fairly summarized in all material respects in the Registration Statement.

                  (xi) to such counsel's knowledge, after due inquiry, all contracts, indentures, mortgages, loan agreements, leases or other documents to which the Company is a party or to which its business or properties are subject are fairly summarized in all material respects in the Registration Statement; and

                  (xii) after due inquiry, such counsel does not know of any pending or threatened proceeding relating to the revocation or modification of any consent, authorization, approval, order, certificate or permit necessary to the conduct of the business of the Company.

                  As to questions of fact material to such opinion, counsel may rely on (without independent verification of the accuracy or completeness thereof), the representations and warranties of the Company contained in this Agreement as well as the Material Agreements. The term "Material Agreement", for purposes of such opinion, shall mean each of the agreements which has been filed with the Securities and Exchange Commission as an exhibit (including any document which in lieu of being filed as an exhibit, is incorporate by reference or which the Company agrees or has agreed to provide to the Securities and Exchange Commission upon request) to the Company's most recently-filed Annual Report on Form 10-KSB or any subsequently filed report on Form 10-QSB of Form 8-K, pursuant to the requirements of Item 601(b)(10) of SEC Regulation S-B, 17 CFR 228.601(b)(10), as amended.

         (b) On the Closing Date of any Closing hereunder, the Agent shall have received from the President of the Company a letter dated as of such Closing Date, in form and substance satisfactory to the Agent in all respects, concerning the accuracy, to his best knowledge and belief, of the financial information included in the Prospectus.

         (c) At the Closing Date of any Closing hereunder, there shall be furnished to the Agent a certificate, dated as of such Closing Date, signed by the President and Secretary of the Company (collectively the "Officers") in form and substance satisfactory to the Agent (the "Certificate") to the effect that, to their best knowledge and belief:

                  (i) The Officers of the Company have carefully examined the Prospectus, and as of the date of such Certificate, the statements in the Prospectus are true and correct, and the Prospectus does not misstate or omit to state a material fact required to be stated therein or necessary to make the statements therein not untrue or misleading.

                  (ii) The Company has complied with all conditions precedent to the performance of the Agent's obligations under this Agreement.

                  (iii) Each of the representations and warranties of the Company contained in this Agreement was when originally made and is as of the date of such Certificate true and correct.

                  (iv) No order from any regulatory body has been issued and no proceedings have been instituted, or to the knowledge of such Officers contemplated, to prevent the consummation of the Offering.

7.       Indemnification.

         (a) The Company will indemnify and hold harmless the Agent, its officers, directors, counsel, representatives and persons who control the Agent within the meaning of the Exchange Act, from and against all losses, claims, damages and liabilities, joint and several, to which any of the aforesaid parties, including the Agent (collectively, the "Agent Parties"), may become subject, under federal or state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:
                  (i) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or in any Blue Sky application or other document executed by the Company or on its behalf for the purpose of qualifying any or all of the Stock for sale under the securities laws of any jurisdiction, or based upon written information furnished by the Company under the securities laws thereof (any such application, document, or information being hereinafter referred to as a "Blue Sky Application") or (ii) the omission to state in the Prospectus, or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will further reimburse the Agent Parties, and each and every one of them, for any legal or other expenses reasonably incurred by any one or more of the Agent Parties in connection with investigating and defending such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any case to the extent that the subject loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and unconformity with written information furnished to the Company by the Agent specifically for use in the preparation of the subject Prospectus, Blue Sky Application, or any amendment or supplement thereto. The indemnity provided for in this Section 7(a) will be in addition to any liability which the Company may otherwise have.

         (b) The Agent will indemnify and hold harmless the Company, its officers, directors, counsel, representatives and persons who control the Company which the meaning of the Securities Exchange Act of 1934, from and against all losses, claims, damages and liabilities, joint and several, to which any of the aforesaid parties, including the Company (collectively, the "Company Parties"), may become subject, under federal or state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement of material fact contained in the Prospects, any Blue Sky Application, or any amendment or supplement thereto; (ii) the omission to state in the Prospectus, any Blue Sky Application, or any amendment or supplement to any of the foregoing, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, in the case of Sections (7)(b)(i) and (7)(b)(ii) to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon or in conformity with written information furnished to the Company by the Agent specifically for use with reference to the Agent in preparation of the Prospectus, any Blue Sky Application, or any supplement or amendment thereto; or (iii) arising out of any misrepresentation by the Agent in this Agreement or any breach of warranty by the Agent with respect to this Agreement. The Agent will further reimburse the Company Parties for legal or other expenses reasonably incurred by the Company Parties in connection with investigating or defending any loss, claim, damage, liability or action under this Section (7)(b). The indemnification provided for in this Section 7(b) shall be in addition to any liability which the Agent may otherwise have.

         (c)      Promptly after receipt by an indemnified party under Section
                  (7)(a) or (7)(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement of the action; but the omission so to notify the indemnified part shall not relieve it from any liability which it may have to an indemnified party otherwise and under such Section. In any case any such action shall be brought against any indemnified person, then it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, to the extent it shall wish, jointly with any other indemnifying party similarly notified, the indemnifying party may assume the defense thereof, with counsel satisfactory to such indemnified party (who may also be counsel to the indemnifying party only if the representation of both parties does not constitute a conflict) and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such Section for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

8. Survival Clause. The respective indemnities, agreements (including, without limitation, the agreement set forth in Section 7 hereof), representations, warranties and other statements of the Company and the Agent as set forth in this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or behalf of the Agent, any officer or director of the Agent, or counsel therefor, or the Company or any officer or director of the Company, or counsel therefor, and shall survive any termination of this Agreement and the receipt of any payment for the Shares.

9. Notices. All notices under this Agreement shall be in writing and if sent to the Agent shall be mailed, delivered or telecopied to the Agent at the address first provided above, and if sent to the Company shall be mailed or delivered to the Company at its present headquarters address, 19 South Public Square, Suite 103, Cartersville, Georgia 30120, Attention: President or to such other address as may be delivered to the Agent from time to time. Any notice shall be deemed to have given when it is received by the party to whom it is addressed.

10. Governing Law. Except to the extent governed by preemptive federal law, this Agreement shall be governed by and construed in accordance with the substantive laws of the State of Georgia.

11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                                  UNITY HOLDINGS, INC.



                                                  By:  /s/ Michael L. McPherson
                                                     --------------------------
                                                       Michael L. McPherson
                                                       President and CEO


         ACCEPTED AND AGREED TO this 6th day of February, 1998.


                                                  ATTKISSON CARTER & AKERS

                                                  By:  /s/ Ronald Attkisson
                                                     --------------------------

                                                  Title:  President
                                                        -----------------------